Exhibit 10.1

WAIVER AND AMENDMENT NO. 1 TO

TRANSUNION CORP. 2010 U.S. STOCKHOLDERS’ AGREEMENT

This WAIVER AND AMENDMENT NO. 1 TO TRANSUNION CORP. 2010 U.S. STOCKHOLDERS’ AGREEMENT, dated as of June 28, 2011 (this “Amendment”), is made and entered into by and among TransUnion Corp., a Delaware corporation (the “Company”), each person identified on Schedule 1 to that certain TransUnion Corp. 2010 U.S. Stockholders’ Agreement, dated as of June 15, 2010 (the “Original Agreement”), as amended, and each Person identified on Schedule 2 to the Original Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Original Agreement, as amended hereby (the “Stockholders Agreement”).

WITNESSETH:

WHEREAS, each of the Company, the U.S. Situs Pritzker Stockholders and the MDP Stockholders desire that the Original Agreement be amended in the manner set forth herein; and

WHEREAS, pursuant to Section 30 of the Original Agreement, the Original Agreement may be amended and/or waived by a written instrument signed by the Company and the MDP Stockholders and U.S. Situs Pritzker Stockholders holding more than 50% of the shares of Covered Stock held by all Non-MDP Stockholders.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises herein contained, it is hereby agreed that:

1. Amendment to Section 8(b). Section 8(b) of the Original Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(b) The MDP Stockholders, holding a majority of the Covered Stock then held by all MDP Stockholders, taken as a whole, shall have the right to designate, and the Board and the Stockholders will appoint and vote for, not more than seven (7) representatives to the Board, which individuals shall be subject to the prior approval of the U.S. Situs Pritzker Stockholders, such approval not to be unreasonably withheld; provided that each of John Canning, Timothy Hurd, Vahe Dombalagian, Edward Magnus, Brittany Smith and Reuben Gamoran shall be deemed approved for all purposes of this Section 8(b). Notwithstanding the foregoing, the MDP Stockholders shall have the right to designate, and the Board will appoint, such number of representatives to the Board which is one (1) more than the total number of representatives appointed under Sections 8(a) and 8(c) of this Agreement and Section 8(c) of the 2010 Non-U.S. Stockholders’ Agreement.

2. Amendment to Section 8(c). Section 8(c) of the Original Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(c) The U.S. Situs Pritzker Stockholders holding a majority of the Covered Stock then held by all U.S. Situs Pritzker Stockholders shall have the right to designate, and the Board and the Stockholders will appoint and vote for up to two (2) representatives to the Board, which individuals shall be subject to the prior approval of the MDP Stockholders, such approval not to be unreasonably withheld; provided that each of Penny Pritzker, Matthew Carey, John Stellao and Renu Karnad shall be deemed approved for all purposes of this Section 8(c).

3. Waiver of Section 9(h). The MDP Stockholders and the U.S. Situs Pritzker Stockholders hereby waive Section 9(h) of the Stockholders Agreement solely to the extent necessary to expand the size of the Board to not more than eleven (11) members.

4. No Other Amendments. Except as specifically amended hereby, the Original Agreement shall continue in full force and effect as written.

5. Severability. If any provision of this Amendment (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances. Upon such determination that any provision of this Amendment (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

6. Further Agreement. The parties hereto shall use their commercially reasonable efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purposes of this Amendment and to consummate the transactions contemplated hereby and thereby.

7. Effect of Headings. The Section headings of this Amendment have been inserted for convenience of reference only and shall not be deemed a part of this Amendment.

8. Governing Law. This Amendment shall be governed by and interpreted and construed in accordance with the laws of the State of Delaware without reference to its internal conflicts of laws principles.

9. Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same Amendment and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Amendment.

Signature page follows.

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to TransUnion Corp. 2010 U.S. Stockholders’ Agreement as of the date first above written.

THE COMPANY:

TRANSUNION CORP.

By:	/s/ John W. Blenke
Name: John W. Blenke
Title: Executive Vice President, Corporate General Counsel and Corporate Secretary

THE U.S. SITUS PRITZKER STOCKHOLDERS:

The U.S. Trusts

By:	/s/ Marshall E. Eisenberg
Marshall E. Eisenberg, not individually, but solely as co-trustee of each of those separate and distinct trusts listed on Schedule A

By:	/s/ Thomas J. Pritzker
Thomas J. Pritzker, not individually, but solely as co-trustee of each of those separate and distinct trusts listed on Schedule A

By:	/s/ Karl J. Breyer
Karl J. Breyer, not individually, but solely as co-trustee of each of those separate and distinct trusts listed on Schedule A

THE MDP STOCKHOLDER:

MDCPVI TU HOLDINGS, LLC

By:	/s/ Timothy H. Hurd
Name: Timothy H. Hurd
Title: Managing Director

Schedule A

U.S. Situs Pritzker Stockholders

A.N.P. TRUST # 1

A.N.P. TRUST # 2

A.N.P. TRUST # 3

A.N.P. TRUST # 4-DANIEL

A.N.P. TRUST # 4-JOHN

A.N.P. TRUST # 5-DANIEL

A.N.P. TRUST # 5-JEAN

A.N.P. TRUST # 6

A.N.P. TRUST # 7A-TOM

A.N.P. TRUST # 7B-JOHN

A.N.P. TRUST # 7C-GIGI

A.N.P. TRUST # 7D-DAN

A.N.P. TRUST # 8

A.N.P. TRUST # 9

A.N.P. TRUST #10

A.N.P. TRUST #11

A.N.P. TRUST #12

A.N.P. TRUST #13A-TOM

A.N.P. TRUST #13B-JOHN

A.N.P. TRUST #13C-GIGI

A.N.P. TRUST #13D-DAN

A.N.P. TRUST #14

A.N.P. TRUST #15

A.N.P. TRUST #16

A.N.P. TRUST #17

A.N.P. TRUST #18-JOHN

A.N.P. TRUST #18-THOMAS

A.N.P. TRUST #19

A.N.P. TRUST #20

A.N.P. TRUST #21

A.N.P. TRUST #22-JAMES

A.N.P. TRUST #22-LINDA

A.N.P. TRUST #23-KAREN

A.N.P. TRUST #23-LINDA

A.N.P. TRUST #24-JAMES

A.N.P. TRUST #24-KAREN

A.N.P. TRUST #25

A.N.P. TRUST #26

A.N.P. TRUST #27

A.N.P. TRUST #28-JAMES

A.N.P. TRUST #28-LINDA

A.N.P. TRUST #29-KAREN

A.N.P. TRUST #29-LINDA

A.N.P. TRUST #30-JAMES

A.N.P. TRUST #30-KAREN

A.N.P. TRUST #31

A.N.P. TRUST #32

A.N.P. TRUST #33

A.N.P. TRUST #34-ANTHONY

A.N.P. TRUST #34-PENNY

A.N.P. TRUST #35-ANTHONY

A.N.P. TRUST #35-JAY ROBERT

A.N.P. TRUST #36-JAY ROBERT

A.N.P. TRUST #36-PENNY

A.N.P. TRUST #37

A.N.P. TRUST #38

A.N.P. TRUST #39

A.N.P. TRUST #40-ANTHONY

A.N.P. TRUST #40-PENNY

A.N.P. TRUST #41-ANTHONY

A.N.P. TRUST #41-JAY ROBERT

A.N.P. TRUST #42-JAY ROBERT

A.N.P. TRUST #42-PENNY

DNP RESIDUARY TRUST #1

DNP RESIDUARY TRUST #2

DNP RESIDUARY TRUST #3

DNP RESIDUARY TRUST #4

DNP RESIDUARY TRUST #5

DNP RESIDUARY TRUST #6

DNP RESIDUARY TRUST #7

DNP RESIDUARY TRUST #8

DNP RESIDUARY TRUST #9

F. L. P. RESIDUARY TRUST # 1

F. L. P. RESIDUARY TRUST # 5

F. L. P. RESIDUARY TRUST # 6

F. L. P. RESIDUARY TRUST # 9

F. L. P. RESIDUARY TRUST #11

F. L. P. RESIDUARY TRUST #12

F. L. P. RESIDUARY TRUST #13

F. L. P. RESIDUARY TRUST #14

F. L. P. RESIDUARY TRUST #15

F. L. P. RESIDUARY TRUST #16

F. L. P. RESIDUARY TRUST #17

F. L. P. RESIDUARY TRUST #18

F. L. P. RESIDUARY TRUST #19

F. L. P. RESIDUARY TRUST #20

F. L. P. RESIDUARY TRUST #21

F. L. P. RESIDUARY TRUST #22

F. L. P. RESIDUARY TRUST #23

F. L. P. RESIDUARY TRUST #24

F. L. P. RESIDUARY TRUST #25

F. L. P. RESIDUARY TRUST #26

F. L. P. RESIDUARY TRUST #27

F. L. P. RESIDUARY TRUST #28

F. L. P. RESIDUARY TRUST #29

F. L. P. RESIDUARY TRUST #30

F. L. P. RESIDUARY TRUST #31

F. L. P. RESIDUARY TRUST #32

F. L. P. RESIDUARY TRUST #33

F. L. P. RESIDUARY TRUST #34

F. L. P. RESIDUARY TRUST #35

F. L. P. RESIDUARY TRUST #36

F. L. P. RESIDUARY TRUST #37

F. L. P. RESIDUARY TRUST #38

F. L. P. RESIDUARY TRUST #39

F. L. P. RESIDUARY TRUST #40

F. L. P. RESIDUARY TRUST #41

F. L. P. RESIDUARY TRUST #42

F. L. P. RESIDUARY TRUST #43

F. L. P. RESIDUARY TRUST #44

F. L. P. RESIDUARY TRUST #45

F. L. P. RESIDUARY TRUST #46

F. L. P. RESIDUARY TRUST #47

F. L. P. RESIDUARY TRUST #48

F. L. P. RESIDUARY TRUST #49

F. L. P. RESIDUARY TRUST #50

F. L. P. RESIDUARY TRUST #51

F. L. P. RESIDUARY TRUST #52

F. L. P. RESIDUARY TRUST #53

F. L. P. RESIDUARY TRUST #54

F. L. P. RESIDUARY TRUST #55

F. L. P. RESIDUARY TRUST #56

F. L. P. TRUST # 10

F. L. P. TRUST # 11

F. L. P. TRUST # 12

F. L. P. TRUST # 13

F. L. P. TRUST # 14

F. L. P. TRUST # 15

F. L. P. TRUST # 16

F. L. P. TRUST # 17

F. L. P. TRUST # 19

F. L. P. TRUST # 20

F. L. P. TRUST # 21

DANIEL TRUST

JAY ROBERT TRUST

GIGI TRUST

JIM TRUST

JOHNNY TRUST

KAREN TRUST

LINDA TRUST

NICHOLAS TRUST

PENNY TRUST

TOM TRUST

TONY TRUST

R. A. TRUST # 25

R.A. G.C. TRUST #1

R.A. G.C. TRUST #2

R.A. G.C. TRUST #3

R.A. G.C. TRUST #4

R.A. G.C. TRUST #5

R.A. G.C. TRUST #6

R.A. G.C. TRUST #7

R.A. G.C. TRUST #8

R.A. G.C. TRUST #9

R.A. G.C. TRUST #10